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                                                                  EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Atlantic Central Enterprises, Limited
(formally Pharma Patch Public Limited Company)

        We consent to the use of our report incorporated herein by reference.

                                            KPMG Peat Marwick LLP
Short Hills, New Jersey
March 21, 1997


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